SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 1, 2004

                            Advance Financial Bancorp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Delaware                   0- 21885                   55-0753533
----------------------------        ----------               -------------
(State or other jurisdiction        (File No.)               (IRS Employer
 of incorporation)                                        Identification Number)


1015 Commerce Street, Wellsburg, West Virginia                     26070
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (304) 737-3531
                                                      --------------


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

         On September 1, 2004, the Registrant and Parkvale Financial Corporation, jointly announced that they have signed a definitive merger agreement, whereby Parkvale Financial Corporation will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.



Item 9.01  Financial Statements, Pro Forma Financial Information
             and Exhibits
----------------------------------------------------------------

(c) Exhibits


   Exhibit
   Number                        Description
   ------                        -----------

     2.1 Agreement and Plan of Reorganization, dated as of September 1, 2004, between the Registrant and Parkvale Financial Corporation

     99.1 Press Release dated September 1, 2004

     99.2 Employee meeting announcement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          ADVANCE FINANCIAL BANCORP




Date:    September 2, 2004                By:      /s/Stephen M. Gagliardi
                                                   -----------------------------
                                                   Stephen M. Gagliardi
                                                   Chief Executive Officer